Net Income/(Loss) Per Common Share	12 Months Ended
Dec. 31, 2014
Net Income (Loss) Per Common Share [Abstract]
NET INCOME/(LOSS) PER COMMON SHARE
14.	NET INCOME/(LOSS) PER COMMON SHARE

Basic income/(loss) per share is based on the weighted-average number of common shares outstanding during each period. Diluted income/(loss) per share is based on basic shares as determined above plus the incremental shares that would be issued upon the assumed exercise of “in-the-money” stock options and warrants using the treasury stock method and the inclusion of all convertible securities, including preferred stock and convertible notes, assuming these securities were converted at the beginning of the period or at the time of issuance, if later. The computation of diluted net income/(loss) per share does not assume the issuance of common shares that have an anti-dilutive effect on net income/(loss) per share.

For the year ended December 31, 2014 and 2013, respectively, the following options, warrants and convertible preferred stock were excluded from the computation of diluted net loss per shares as the result of the computation was anti-dilutive:

	Year ended December 31, 2014 (Shares)	Year ended December 31, 2013 (Shares)
Options to purchase shares of common stock	725,952	825,214
Warrants	1,507,451	1,148,939
Series A convertible, redeemable preferred stock	52,500	52,500
Series B convertible preferred stock	1,066,981	1,066,981
	3,352,884	3,093,634